Exhibit 10.1
AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER
     THIS AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER (“Amendment”) is made as of August 3, 2006 among GREAT AMERICAN FINANCIAL RESOURCES, INC., a Delaware corporation (“Parent”), PROJECT GARDEN ACQUISITION INC., a Delaware corporation (“Acquisition Sub”), and CERES GROUP, INC., a Delaware corporation (the “Company”).
R E C I T A L S:
     WHEREAS, Parent, Acquisition Sub and the Company are parties to the Agreement and Plan of Merger dated as of May 1, 2006 and amended as of May 12, 2006 and August 2, 2006 (the “Merger Agreement”); and,
     WHEREAS, the parties hereto desire to amend Section 2.8 of the Merger Agreement in certain respects, all on the terms and conditions hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained hereinafter, the parties hereto do hereby agree as follows:
     1. Amendment to Section 2.8 of the Merger Agreement. Section 2.8 of the Merger Agreement is hereby amended in its entirety to read as follows:
“At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each issued and outstanding share of capital stock of Acquisition Sub shall be converted into and become 350,000 validly issued, fully paid and nonassessable shares of common stock, par value $.01 per share, of the Surviving Corporation.”
     2. Miscellaneous. Except as expressly amended by this Amendment, the Merger Agreement shall remain in full force and effect as originally executed and delivered by the parties. Sections 8.4 through 8.10 and Section 8.12 of the Merger Agreement are hereby incorporated by reference in this Amendment, with “Amendment” to be inserted for “Agreement” in each instance.

     IN WITNESS WHEREOF, the parties hereto have set their respective hands as of the date and year first above written.

GREAT AMERICAN FINANCIAL RESOURCES, INC.

By:	/s/ Mark F. Muething

Name: Mark F. Muething
Title: Executive Vice President

PROJECT GARDEN ACQUISITION INC.

By:	/s/ Mark F. Muething

Name: Mark F. Muething
Title: President

CERES GROUP, INC.

By:	/s/ Thomas J. Kilian

Name: Thomas J. Kilian
Title: President and Chief Executive Officer